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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)  July 24, 2002
                                           --------------------

                           DAVEL COMMUNICATIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

          DELAWARE                     0-22610                  59-3538257
        -----------                   --------                  -----------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)

North Point Tower, 7th Floor, 1001 Lakeside Avenue, Cleveland, Ohio  44114-1195
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               (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (216) 241-2555
                                                     --------------

                   10120 Windhorst Road, Tampa, Florida 33619
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          (Former name or former address, if changed since last report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On July 24, 2002, a wholly owned indirect subsidiary of the Registrant merged with and into PhoneTel Technologies, Inc. ("PhoneTel") pursuant to the Agreement and Plan of Reorganization and Merger, dated February 19, 2002, between the Registrant and PhoneTel and certain of their respective affiliates (the "PhoneTel Merger"). As a result of the PhoneTel Merger, each share of common stock of PhoneTel was converted into the right to receive 1.8233 shares of common stock of the Registrant. The exchange ratio was the result of arms length negotiations between the Registrant and PhoneTel.

Immediately prior to the PhoneTel Merger, PhoneTel exchanged approximately $34 million of debt outstanding under its junior credit facility for 112,246,511 shares of common stock of PhoneTel, which was subsequently exchanged for 204,659,064 shares of the Registrant in the PhoneTel Merger. Also immediately prior to the PhoneTel Merger, the Registrant exchanged approximately $220 million of debt outstanding under its junior credit facility for 1,000 shares of DF Merger Corp., a wholly owned subsidiary of the Registrant, which was subsequently merged with and into Davel Financing Company, L.L.C., a subsidiary of the Registrant ("DFC"), in exchange for 380,612,730 shares of the Registrant's common stock.

Simultaneously with the closing of the PhoneTel Merger, the remaining debt outstanding under the Registrant's and PhoneTel's existing junior credit facilities in the aggregate amount of $100 million was restructured into a single Amended, Restated and Consolidated Credit Agreement among the Registrant, DFC, PhoneTel, Cherokee Communications, Inc., a subsidiary of PhoneTel, each of the domestic subsidiaries of Registrant and PhoneTel, each of the lenders signatory thereto and Foothill Capital Corporation, as agent for the lenders signatory thereto.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

As disclosed in Item 1 above, the Registrant acquired PhoneTel by virtue of the merger of PT Merger Corp., a wholly owned indirect subsidiary of the Registrant, with and into PhoneTel.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         a) Financial statements of businesses acquired. The following audited and unaudited financial statements of PhoneTel Technologies, Inc. have been filed with the Form S-4 of the Registrant on June 3, 2002:

                  (i) Consolidated Balance Sheets as of December 31, 2001 and 2000.

                  (ii) Consolidated Statements of Operations for the years ended December 31, 2001 and 2000, for the one month and thirteen days ended December 31, 1999 and for the ten months and seventeen days ended November 17, 1999.

                  (iii) Statements of Changes in Mandatorily Redeemable Preferred Stock for the years ended December 31, 2001 and 2000, for the one month and thirteen days ended December 31, 1999 and for the ten months and seventeen days ended November 17, 1999.
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                  (iv)     Statements of Changes in Non-mandatorily Redeemable
                           Preferred Stock, Common Stock and Other Stockholders' Equity (Deficit) for the years ended December 31, 2001 and 2000, for the one month and thirteen days ended December 31, 1999 and for the ten months and seventeen days ended November 17, 1999.

                  (v) Consolidated Statements of Cash Flows for the years ended December 31, 2001 and 2000, for the one month and thirteen days ended December 31, 1999 and for the ten months and seventeen days ended November 17, 1999.

                  (vi)     Notes to Consolidated Financial Statements.

                  (vii)    Schedule II - Valuation and Qualifying Accounts.

                  (viii) Consolidated Balance Sheets as of December 31, 2001 and March 31, 2002 (Unaudited).

                  (ix) Consolidated Statements of Operations for the three months ended March 31, 2001 and 2002 (Unaudited).

                  (x) Consolidated Statements of Cash Flows for the three months ended March 31, 2001 and 2002 (Unaudited).

                  (xi)     Notes to Consolidated Financial Statements
                           (Unaudited).

         b) Pro forma financial information. The following unaudited pro forma financial statements of the Registrant have been filed with the Form S-4 of the Registrant on June 3, 2002:

                  (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002.

                  (ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2002.

                  (iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2001.

                  (iv) Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

         c)   Exhibits:

         3.1. Certificate of Amendment to the Certificate of Incorporation of Davel Communications, Inc.

         10.19. Amended, Restated, and Consolidated Credit Agreement, dated as of July 24 2002, by and among Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Davel Communications, Inc., the domestic subsidiaries of each of the foregoing and Foothill Capital Corporation, as Agent, and the lenders named therein.

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         10.20.   Amended, Restated, and Consolidated Security Agreement, dated as of July 24, 2002, by Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Davel Communications, Inc., and the domestic subsidiaries of each of the foregoing, in favor of Foothill Capital Corporation, as Agent, and the lenders as set forth in the Credit Agreement above.

         10.21. Second Amendment, dated as of July 23, 2002, to the Credit Agreement, dated as of February 19, 2002, by and among Davel Financing Company, L.L.C., PhoneTel Technologies, Inc., Cherokee Communications, Inc., Davel Communications, Inc. and each of the domestic subsidiaries of the foregoing, Madeleine L.L.C. and ARK CLO 2000-1, Limited.

         99.1.    Press Release of the Registrant, dated July 24, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 1, 2002.             DAVEL COMMUNICATIONS, INC.


                                   By:      /s/ Richard P. Kebert
                                       --------------------------
                                        Richard P. Kebert
                                        Secretary and Chief Financial Officer